Coinsurance Agreement

between

American Life & Security Corporation

Lincoln, Nebraska
(hereinafter referred to as "Ceding Company")

and

US Alliance Life and Security Company

Topeka, Kansas
(hereinafter referred to as "Reinsurer")

effective September 30, 2017

Treaty Number 1

Table of Contents

Article 1 — COINSURANCE AGREEMENT 1
1.1 Parties to the Agreement 1
1.2 Effective Date 1
Article 2 – DEFINITIONS 2
2.1 Defined Terms 2
2.2 Other Definitional Provisions 5
Article 3 — COVERAGE 7
3.1 Scope 7
3.2 Basis of Reinsurance 7
3.3 Retention 7
3.4 Existing Reinsurance 7
3.5 Reinstatement 7
3.6 Misstatement of Fact 8
3.7 Credited Rates and Nonguaranteed Elements 8
3.8 Internal Replacements 8
3.9 Recapture 8
Article 4 – REINSURANCE PREMIUMS 9
4.1 Reinsurance Premiums 9
4.2 Initial Consideration 9
4.3 Ceding Commission 9
4.4 Premium Taxes 9
Article 5 – REINSURANCE BENEFITS AND EXPENSES 10
5.1 Policy Claims 10
5.2 Commissions 10
5.3 Expenses 10
Article 6 – ADMINISTRATION 11
6.1 Administrator 11
6.2 Record Keeping 11
Article 7 – REPORTING AND SETTLEMENTS 12
7.1 Initial and Monthly Reporting 12
7.2 Quarterly and Annual Reporting 12
7.3 Settlements 12
Article 8 – CREDIT FOR REINSURANCE 13
8.1 Reserves 13
8.2 Form of Security ..... Error! Bookmark not defined.
Article 9 – TERM AND TERMINATION 14
9.1 Duration of Agreement 14
9.2 Termination for Non-Payment 14
9.3 Termination for Material Breach 14
9.4 Termination for Insolvency of Reinsurer 14
9.5 Termination Payment 14
9.6 Rescission 15
9.7 Survival 15
Article 10 – ERRORS AND OMISSIONS 16
Article 11 – DISPUTE RESOLUTION 17

11.1 Negotiation 17
11.2 Arbitration 17
11.3 Waiver of Trial by Jury 18
Article 12 – INSOLVENCY 19
Article 13 – REPRESENTATIONS, WARRANTIES AND COVENANTS 20
13.1 Representations and Warranties of Ceding Company 20
13.2 Covenants of Ceding Company 21
13.3 Representations and Warranties of Reinsurer 21
Article 14 – MISCELLANEOUS 23
14.1 Currency 23
14.2 Interest 23
14.3 Right of Setoff and Recoupment 23
14.4 No Third Party Beneficiaries 23
14.5 Amendment 23
14.6 Notices 23
14.7 Consent to Jurisdiction 24
14.8 Service of Process 25
14.9 Inspection of Records 25
14.10 Confidentiality 25
14.11 Indemnification 26
14.12 Reinsurance Brokers 26
14.13 Successors 26
14.14 Entire Agreement 26
14.15 Severability 26
14.16 Construction 26
14.17 Non-Waiver 26
14.18 Further Assurances 27
14.19 Governing Law 27
14.20 Counterparts 27

Schedules

Schedule A – Reinsured Policies

Exhibits

Exhibit A – Monthly Accounting Report

Article 1 — COINSURANCE AGREEMENT

1.1 Parties to the Agreement

This coinsurance agreement for indemnity reinsurance (the "Agreement") is entered into on the ______ day of September, 2017 (the "Agreement Date") by and between American Life & Security Corporation, a Nebraska domiciled insurance company with executive offices in Lincoln, Nebraska ("Ceding Company"), and US Alliance Life and Security Company ("Reinsurer"), a Kansas domiciled insurance company with executive offices in Topeka, Kansas, collectively referred to as the "parties".

Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. The acceptance of risks under this Agreement will create no right or legal relationship between Reinsurer and the insured, owner, or beneficiary of any insurance policy or other contract of Ceding Company.

The Agreement will be binding upon Ceding Company and Reinsurer and their respective successors and assigns.

1.2 Effective Date

The Effective Date of this Agreement is September 30, 2017. Hereinafter, the Effective Date shall mean midnight Central Time on this date.

Article 2 – DEFINITIONS

2.1 Defined Terms

As used in this Agreement, the following terms shall have the following meanings:

"Adjusted Net Reserves" shall be calculated as Net Reserves, less Net Due and Deferred Premiums, less Net Policy Loans, plus Advanced Premiums.

"Administrator" shall mean the Ceding Company from the effective date to December 31, 2017 and after December 31, 2017 shall mean the Reinsurer.

"Advance Premiums" shall mean premiums received in advance calculated in accordance with SAP, net of Existing Reinsurance, which would have been or should have been reported by Ceding Company on its NAIC Convention Blank as of the date of calculation with respect to the Reinsured Policies as if this Agreement were not in effect.

"Affiliate" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified person; provided, that "control" (including, with correlative meanings, "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise.

"Agreement" shall have the meaning as specified in Article 1.1.

"Agreement Date" shall have the meaning as specified in Article 1.1.

"Basic Policy Data" shall mean, with respect to active Reinsured Policies, policy number, plan code, issue date, issue age, gender, risk class, policy units, face amount, in force amount, annual premium, modal premium, premium mode, paid-to date, policy status, expiry date (in the case of extended term insurance), amount of accidental death benefit, direct statutory reserve, direct statutory net valuation premium, direct accidental death benefit reserve, loan value, annuity fund value, annuity cash value, and annuity reserve. With respect to orphaned annuity riders associated with inactive Reinsured Policies, such data shall mean policy number, plan code, issue date, issue age, gender, risk class, policy status, annuity fund value, annuity cash value, and annuity reserve.

"Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions are authorized or required by law or executive order to close in Lincoln, Nebraska or Topeka, Kansas.

"Ceded Reserves" shall have the meaning as specified in Article 8.2.

"Ceding Company" shall have the meaning as specified in Article 1.1.

"Ceding Commission" shall mean $1,850,000.00 payable as set forth in Article 4.3.

"Claims" shall mean, with respect to the contractual provisions and obligations of the Reinsured Policies incurred on or after the Effective Date, all death benefits, maturity or endowment benefits, full surrender benefits, partial surrender or withdrawal benefits, loan proceeds, accrued interest, accrued credits or other nonguaranteed elements, annuitizations, benefits under Supplementary Contracts, and other contractual benefits, as further described in Article 5.1, net of Existing Reinsurance, where surrender or withdrawal benefits are net of applicable surrender or withdrawal charges, if any. Claims shall not include any Excluded Liabilities or any liabilities other than the Reinsured Liabilities.

"Contested Claim" shall have the meaning as specified in Article 5.1.

"Effective Date" shall have the meaning as specified in Article 1.2.
"Excluded Liabilities" shall mean
"Existing Reinsurance" shall mean, for FWL, reinsurance under an automatic reinsurance agreement with Optimum Re Insurance Company, Number 2537-12AY05, dated May 1, 2012, and subsequent amendments, and for GPL, reinsurance under an automatic reinsurance agreement with Optimum Re Insurance Company, Number 2516-10AY01, dated January 4, 2010, and subsequent amendments, and for both FWL and GPL, bulk reinsurance agreements with Optimum Re Insurance Company covering accidental death benefit riders associated with the Reinsured Policies.

"Extra-Contractual Obligations" shall mean any liabilities or obligations not arising under the express terms and conditions of, or in excess of the applicable policy limits of, the Reinsured Policies, which arise from the handling of any claim with respect to the Reinsured Policies, including liabilities or obligations for fines, penalties, fees, forfeitures, compensatory damages, and punitive, special, treble, bad faith, tort, exemplary or other forms of extracontractual damages awarded against or paid by Ceding Company, which liabilities or obligations arise from any act, error or omission committed by Ceding Company, relating to (a) the investigation, defense, trial, settlement or handling of claims, benefits or payments under the Reinsured Policies, or (b) the failure to pay, the delay in payment, or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with the Reinsured Policies; however excluded from "Extra-Contractual Obligations" are any liabilities or obligations arising out of fraud or any act of a member of the Ceding Company's officers or board of directors

"Factual Information" shall have the meaning as specified in Article 13.1.

"FWL" shall mean First Wyoming Life Insurance Company, NAIC Company Code 14086, prior to its merger into Ceding Company on September 1, 2016.

"GPL" shall mean Great Plains Life Assurance Company, NAIC Company Code 13561, prior to its merger into Ceding Company on December 1, 2016.

"Initial Consideration" shall have the meaning as specified in Article 4.2.

"Monthly Accounting Period" shall have the meaning as specified in Article 7.1.

"Monthly Accounting Report" shall have the meaning as specified in Article 7.1.

"Net Due and Deferred Premiums" shall mean net due and deferred premiums calculated in accordance with SAP, net of Existing Reinsurance, which would have been or should have been reported by Ceding Company on its NAIC Convention Blank as of the date of calculation with respect to the Reinsured Policies as if this Agreement were not in effect.

"Net Policy Loans" shall mean contract loans originating under provisions contained in the Reinsured Policies calculated in accordance with SAP, net of Existing Reinsurance, which would have been or should have been reported by Ceding Company on its NAIC Convention Blank as of the date of calculation with respect to the Reinsured Policies as if this Agreement were not in effect.

"Net Reserves" shall be calculated as Statutory Reserves, net of Statutory Reserves for Existing Reinsurance, which would have been or should have been reported by Ceding Company on its NAIC Convention Blank as of the date of calculation with respect to the Reinsured Policies as if this Agreement were not in effect.

"Non-Payment Event" shall have the meaning as specified in Article 9.2.

"Non-Public Personal Information" shall mean personally identifiable medical, financial, and other personal information about proposed, current and former applicants, policy owners, contract holders, insureds, annuitants, claimants, and beneficiaries of Reinsured Policies or contracts issued by Ceding Company, and their representatives, that is not publicly available. Non-Public Personal Information does not include de-identified personal data, i.e., information that does not identify, or could not reasonably be associated with, an individual.

"Person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

"Proprietary Information" shall include, but not be limited to, underwriting manuals and guidelines, applications, contract forms, agent lists and premium rates and allowances of Reinsurer and Ceding Company, but shall not include the existence of this Agreement and the identity of the parties. Additionally, Proprietary Information may be shared by either party on a need-to-know basis with its officers, directors, employees, Affiliates, third party service providers, auditors, consultants or retrocessionaires, or in connection with the dispute process specified in this Agreement.

"Receiver" shall have the meaning as specified in Article 9.5.

"Reinsurance Premiums" shall have the meaning as specified in Article 4.1.

"Reinsured Liabilities" shall mean, with respect to the contractual provisions and obligations of the Reinsured Policies, the liabilities incurred or accrued by Ceding Company that relate to death benefits, maturity or endowment benefits, full surrender benefits, partial surrender or withdrawal benefits, accrued interest, accrued credits or other nonguaranteed elements, annuitizations, benefits under Supplementary Contracts, and other contractual benefits, net of Existing Reinsurance, provided that in no case shall Reinsured Liabilities include any Excluded Liabilities.

"Reinsured Policies" shall mean all policies and riders, including any amendments or endorsements attached thereto, and all Supplementary Contracts in force as of the Effective Date originally issued by

FWL, which through merger of FWL into Ceding Company became contracts of Ceding Company, and GPL, which through merger of GPL into Ceding Company became contracts of Ceding Company, and as listed by policy number in Schedule A, excluding policies and riders terminated subsequent to the listing date (June 30, 2017) and prior to the Effective Date. Any riders, amendments, or endorsements issued by Ceding Company on Reinsured Policies or increase in benefits on Reinsured Policies subsequent to the effective date shall be reinsured under the terms of this Agreement.

"Reinsured Policies Report" shall have the meaning as specified in Article 7.1.

"Reinsurer" shall have the meaning as specified in Article 1.1.

"Relevant Regulatory Authority" shall mean the insurance regulatory authority of Ceding Company's state of domicile.

"SAP" shall mean the statutory accounting principles and practices prescribed or permitted for life insurance companies domiciled in Ceding Company's state of domicile.

"Statutory Reserves" shall mean reserves and claim liabilities, including in course of settlement and incurred but not reported, calculated in accordance with SAP. Such reserves shall be calculated in good faith on a seriatim basis by Ceding Company (for calculation dates prior to December 31, 2017) or by Reinsurer (for calculation dates on or after December 31, 2017), but shall not include (a) additional actuarial reserves as used in connection with SAP, if any, established by Ceding Company as a result of its annual cash flow testing, (b) any asset valuation reserves as used in connection with SAP established by Ceding Company, or (c) any other reserve not directly attributable to the Reinsured Policies.

"Supplementary Contracts" shall mean all supplementary contracts or settlement options, whether with or without life contingencies, issued by Ceding Company in exchange for a Reinsured Policy.

"Termination Effective Date" shall have the meaning as specified in Article 9.5.

"Terminal Accounting Period" shall have the meaning as specified in Article 7.1.

"Third Party Administrative Services Agreement" shall have the meaning as specified in Article 6.1.

2.2 Other Definitional Provisions

For purposes of this Agreement, the words "hereof," "herein," "hereby" and other words of similar import refer to this Agreement as a whole, including all Schedules and Exhibits to this Agreement, unless otherwise indicated.

Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

The term "including" means "including but not limited to."

Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders and vice versa.

The Schedules and Exhibits hereto are hereby incorporated by reference into the body of this Agreement.

All references herein to Articles, Exhibits and Schedules shall be deemed references to Articles of and Exhibits and Schedules to this Agreement unless the context shall otherwise require.

All terms defined in this Agreement shall have the defined meaning when used in any Schedule, Exhibit, report or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein.

Article 3 — COVERAGE

3.1 Scope

Ceding Company agrees to transfer to Reinsurer and Reinsurer agrees to accept and indemnify risk on all Reinsured Policies, subject in all respects to the terms, clauses, conditions, stipulations, waivers and modifications of the Reinsured Policies, provided, however, that Reinsurer acknowledges and agrees that Ceding Company shall submit this Agreement to the Nebraska Department of Insurance and the parties will negotiate in good faith any amendments to this Agreement requested thereby. In the event the parties are unable to so agree on any such amendments within ten (10) Business Days following notice to both parties of such request, this Agreement shall be rescinded according to the provisions set forth in Article 9.

Ceding Company and Reinsurer acknowledge the existence of a signed letter of intent dated August 31, 2017, which set forth the general terms and conditions leading to the execution of this Agreement, and agree that such letter of intent is both generally consistent with and fully replaced by this Agreement.

3.2 Basis of Reinsurance

Reinsurer shall accept, on a first dollar quota share coinsurance basis, one hundred percent (100%) of all risks and liabilities associated with the Reinsured Policies, subject in all respects to the terms, clauses, conditions, stipulations, waivers, modifications, and cancellations of the Reinsured Policies, and Extra-Contractual Obligations arising therefrom, but in no event shall Reinsurer be liable for Extra-Contractual Obligations unless Reinsurer shall have received notice in writing of and concurred with the actions taken or not taken by Ceding Company which led to its liability. Subject to the terms, conditions and limits of this Agreement, Reinsurer shall follow the fortunes and settlements of Ceding Company, and to that end, Reinsurer's liability for the Reinsured Policies shall be identical to that of Ceding Company and shall be subject to the same risks, terms, conditions, interpretations, waivers, modifications, alterations and cancellations as the respective insurances of Ceding Company, subject in each case to Ceding Company's duty to adhere to its obligations pursuant to Article 6 and to Reinsurer's duty to adhere to its obligations pursuant to the same Article 6.

3.3 Retention

Ceding Company shall retain zero percent (0%) of the liabilities with respect to each of the Reinsured Policies.

3.4 Existing Reinsurance

Reinsurance under this Agreement shall be subject to Existing Reinsurance associated with the Reinsured Policies. The total reinsurance recoverable under Existing Reinsurance and reinsurance under this Agreement shall not exceed Ceding Company's total contractual liability on any Reinsured Policy less Ceding Company's retention under the respective reinsurance agreements.

3.5 Reinstatement

If a Reinsured Policy that has lapsed or surrendered is reinstated in accordance with its terms and in accordance with Ceding Company's rules and procedures for reinstatement, Reinsurer will, upon notification, reinstate reinsurance coverage for such Reinsured Policy. Upon reinstatement of reinsurance coverage, Ceding Company shall pay to Reinsurer all applicable Reinsurance Premiums, if any, plus accrued interest for the period and at the interest rate for which it receives premiums in arrears.

3.6 Misstatement of Fact

In the event of a change in the amount payable under a Reinsured Policy due to an applicant's or policy owner's misstatement in fact on the application for the Reinsured Policy, Reinsurer's liability with respect to such Reinsured Policy will change proportionately to the change in amount payable under the Reinsured Policy. If the Ceding Company has misstated facts otherwise correct on the application which results in the incorrect amount of premium being collected, the Ceding Company will reimburse the Reinsurer for the correct amount of premium. Should this misstatement result in the over collection of premium, the Ceding Company will work the the Reinsurer to refund the excess premium to the policyowner.

3.7 Credited Rates and Nonguaranteed Elements

Subsequent to the Effective Date, Reinsurer shall have ultimate discretion and control for determining credited interest rates and other nonguaranteed elements of the Reinsured Policies, provided that Reinsurer shall consider in good faith any recommendations provided by Ceding Company regarding credited interest rates and other nonguaranteed elements of the Reinsured Policies for a period of ten (10) years subsequent to the Effective Date.

3.8 Internal Replacements

Ceding Company shall not solicit, directly or indirectly, contract holders of the Reinsured Policies in connection with the replacement of a Reinsured Policy with any other policy not reinsured by the Reinsurer.

3.9 Recapture

Reinsurance under this Agreement is not eligible for recapture by Ceding Company unless mutually agreed by the parties.

Article 4 – REINSURANCE PREMIUMS

4.1 Reinsurance Premiums

Reinsurer shall be entitled to 100% of all premiums due and collected subsequent to the Effective Date under the terms of all Reinsured Policies, including modal loadings and policy fees, less agent commissions and premium taxes. Reinsurance premiums are on the same mode as direct premiums.

4.2 Initial Consideration

On the Effective Date, Ceding Company shall pay to Reinsurer the Initial Consideration in an amount equal the Adjusted Net Reserves calculated immediately prior to the application of this Agreement and as of the Effective Date, less the Ceding Commission.

4.3 Ceding Commission

The Ceding Commission due Ceding Company on the Effective Date shall be paid to Ceding Company by Reinsurer by means of Ceding Company retaining said amount from the Adjusted Net Reserves transferred to Reinsurer as set forth in Article 4.2.

4.4 Premium Taxes

Premium taxes that first become due to state or local taxing authorities on or after the Effective Date with respect to the Reinsured Policies shall be paid or reimbursed by Reinsurer.

Article 5 – REINSURANCE BENEFITS AND EXPENSES

5.1 Policy Claims

Reinsurer shall pay or reimburse Ceding Company for all Claims incurred on or after the Effective Date in accordance with the terms and conditions of the Reinsured Policies, applicable law, and Article 7.3.

Reinsurer may request that Ceding Company investigate, contest, compromise or litigate any Claim involving a Reinsured Policy (any such claim, a "Contested Claim"), consent thereto shall not be unreasonably withheld, conditioned or delayed. Ceding Company may authorize Reinsurer to act on its behalf in such matter. Administrator shall provide to the other party all relevant information and documents, as such become available, pertaining to Contested Claim and will promptly report any developments during the review. Subject to limitations relating to Excluded Liabilities, Reinsurer shall bear the expenses, or reimburse Ceding Company for the reasonable expenses, of any contest or compromise of a Claim, and will be entitled to any reduction of liability.

If Reinsurer so elects, it may discharge its liability with respect to any Contested Claim by paying to Ceding Company its share of such Claim as originally presented to Ceding Company and, thereafter, will have no obligation to Ceding Company for reimbursement of expenses related to the contest of such Claim and will not share in any subsequent reduction in liability relating to such Claim.

5.2 Commissions

Commissions due on or after the Effective Date under the terms of valid agents' contracts existing as of the Effective Date shall be paid or reimbursed by Reinsurer. Reinsurer shall not be responsible for any uncollectible agent debit balances.

5.3 Expenses

Expenses associated with the administration and reporting of the Reinsured Policies on or after the Effective Date shall be paid or reimbursed by Reinsurer after December 31, 2017. Ceding Company agrees to administer the Reinsured Policies through December 31, 2017 at no cost to Reinsurer. Provided, however, if Ceding Company is requested to provide administrative services after December 31, 2017, Reinsurer agrees to pay for those services at $100 per policy per annum, prorated for the period during which such administrative services are are provided.

Article 6 – ADMINISTRATION

6.1 Administrator

Administrator shall perform all appropriate administrative, claims and other services customarily performed by a direct company in the life insurance industry, including reporting under Article 7, as well as duties customarily performed by an assuming company in the reinsurance industry, such services to include all required and necessary policyholder service, premium billing and collection, commission processing, claim adjudication, insurance accounting, valuation of statutory reserves and other liabilities, and valuation of assets (Administrative Services). Administrator agrees to use reasonable care in its administration, conform with law, and use all reasonable efforts to preserve the value of the Reinsured Policies.

Neither party shall outsource any administrative functions or claims administration with respect to the Reinsured Policies without the consent of the other party, such consent not to be unreasonably withheld. Prior to any such outsourcing, the right to audit and inspect the party performing such outsourced services shall be secured.

All monetary considerations for such Administrative Services are explicitly reflected in the Ceding Commission or Reinsurance Premiums with no further monetary considerations owed to Ceding Company or Reinsurer.

6.2 Record Keeping

Administrator shall maintain all records and correspondence for services performed under Article 6.1 in accordance with industry standards of insurance record keeping. In addition, such records shall be made available for examination, audit, and inspection by the department of insurance of any state within whose jurisdiction Ceding Company or Reinsurer operates. Administrator further agrees that in the event of the termination of this Agreement, any such records in the possession of the Administrator shall promptly be duplicated and forwarded to the other party unless otherwise instructed.

Administrator shall establish and maintain an adequate system of internal controls and procedures for financial reporting relating to the Reinsured Policies, including associated documentation and shall make such documentation available for examination and inspection by the other party. All reports provided by the Administrator pursuant to Article 7 shall be prepared in accordance with such system and procedures and shall be consistent with the Administrator's books and records.

6.3 Administrative Account

Administrator shall maintain with sufficient funds, at its own expense, and Ceding Company shall cooperate in the establishment and maintenance of a checking account in the name of Ceding Company in a bank insured by the Federal Deposit Insurance Corporation for the purpose of facilitating Administrator's performance of Administrative Services, including receiving premium and paying claims ("Administrative Account").

Article 7 – REPORTING AND SETTLEMENTS

7.1 Initial and Monthly Reporting

Within ten (10) Business Days following the Effective date and within ten (10) Business Days following the end of each Monthly Accounting Period thereafter, Administrator shall deliver to the other party a report of the Reinsured Policies (a "Reinsured Policies Report") similar in form to the report set forth on Schedule A, along with seriatim information in electronic format containing Basic Policy Data with respect to each of the Reinsured Policies.

Within ten (10) Business Days following the end of each calendar month, the Administrator shall deliver to the other party an accounting report (a "Monthly Accounting Report") prepared in accordance with SAP and substantially in the form set forth in Exhibit A for the immediately preceding calendar month (a "Monthly Accounting Period") or, in the case of termination, the period from the end of the immediately preceding Monthly Accounting Period to the date on which this Agreement is terminated (the "Terminal Accounting Period"), as applicable.

7.2 Quarterly and Annual Reporting

Ceding Company shall deliver to Reinsurer and Reinsurer shall deliver to Ceding Company (a) a copy of its unaudited annual statement (Blue Book) within five (5) Business Days following the filing thereof with the Relevant Regulatory Authority but no later than March 5 of each year, (b) a copy of its audited annual statutory financial statements within five (5) Business Days following the filing thereof with the Relevant Regulatory Authority but no later than June 5 of each year and (c) a copy of its unaudited quarterly statutory financial statements within five (5) Business Days following the filing thereof with the Relevant Regulatory Authority but no later than fifty (50) calendar days after the end of each calendar quarter.

Upon request, Administrator shall promptly provide the other party with any additional information related to the Reinsured Policies that the other party reasonably requires to complete its financial statements.

Administrator acknowledges that timely and correct compliance with the reporting requirements of this Agreement are material elements of the Administrator's responsibilities hereunder and an important basis of the other party's ability to assess the risks hereunder. Material noncompliance with reporting requirements, including extended delays, will constitute a material breach of the terms of this Agreement.

7.3 Settlements

Administrator shall calculate a Monthly Settlement Amount on the first Business Day of each calendar month on the basis of Reinsurance Premiums received during the previous calendar month and Claims paid during the previous calendar month. On the first Business Day of each month, Administrator shall effectuate the payment of the Settlement Amount by paying Reinsurance Premiums to Reinsurer and collecting amounts paid for Claims from Reinsurer, consistent with Article 14.3.

Article 8 – CREDIT FOR REINSURANCE

8.1 Admitted Reinsurer

Reinsurer represents that it is an admitted insurance company licensed in the state of Nebraska, Ceding Company's state of domicile.

8.2 Reserves

Reinsurer shall establish reserves in respect to the Reinsured Policies ("Ceded Reserves") in an amount equal to Adjusted Net Reserves.

Article 9 – TERM AND TERMINATION

9.1 Duration of Agreement

Subject to Article 9.2, this Agreement shall be in effect until all assumed liabilities have been fully satisfied. Subject to Articles 4.1 and 9.2, all Reinsured Policies in force as of the Effective Date will remain Reinsured Policies until the expiration thereof and Reinsurer shall remain liable thereon.

9.2 Termination for Non-Payment

Either party may terminate this Agreement as to all Reinsured Policies if the other party fails to pay any amounts due under this Agreement within thirty (30) calendar days following written notice of non-payment from the non-defaulting party (a "Non-Payment Event"); provided, that reinsurance that is terminated due to non-payment by Ceding Company may be reinstated by Ceding Company, subject to Reinsurer's approval, within sixty (60) calendar days of the date of termination, and upon payment of all amounts in arrears including any interest accrued thereon; provided, further, that Reinsurer shall have no liability for the payment of any Claims under the Reinsured Policies that are incurred between the date of termination and the date of the reinstatement of the reinsurance.

9.3 Termination for Material Breach

In addition to all other rights and remedies available under this Agreement, either party may terminate this Agreement as to all Reinsurance Policies by providing the other party with a minimum of thirty (30) calendar days prior written notice (except in the case of a Non-Payment Event, in which case notice may be given immediately) in the event the other party commits a material breach of any provision of this Agreement (including any failure by Reinsurer, within Reinsurer's control, that causes Ceding Company not to receive full credit for the reinsurance effected hereunder on its statutory financial statements filed in Ceding Company's state of domicile), which notice shall specify the nature of such material breach. The breaching party shall have twenty (20) calendar days from the date of the breaching party's receipt of the foregoing notice to cure such material breach to the reasonable satisfaction of the non-breaching party. If the breach is cured, the other party shall provide written notice to the curing party that the breach has been adequately cured. In the event the breaching party fails to cure the material breach within such twenty (20) calendar day period, then, at the option of the non-breaching party and upon notice, this Agreement will terminate upon expiration of the thirty (30) calendar day notice period. Notwithstanding the foregoing, the parties shall cooperate with each other to effect a cure of any breach of the terms of this Agreement.

9.4 Termination for Insolvency of Reinsurer

Ceding Company may terminate this Agreement as to all Reinsured Policies in the event that Reinsurer becomes insolvent (as set forth in Article 12) by promptly providing Reinsurer or its Authorized Representative with written notice of termination, to be effective as of the date on which Reinsurer's insolvency is established by the authority responsible for such determination. Any requirement for a notification period prior to the termination of this Agreement shall not apply under such circumstances.

9.5 Termination Payment

In the event that this Agreement is terminated as to all Reinsured Policies, including if this Agreement is rejected by any liquidator, receiver, rehabilitator, trustee or similar person acting on behalf of Ceding Company (a "Receiver"), a net accounting and settlement as to any balance due under this Agreement will be undertaken by Ceding Company in accordance with Article 7. In addition, on the date of delivery of the Monthly Accounting Report related to such termination, Reinsurer shall transfer to Ceding Company, within fifteen (15) Business Days after receipt of the Monthly Accounting Report, an amount equal to the Ceded Reserves as of the Termination Effective Date.

Reinsurer's right to terminate the reinsurance provided hereunder will not prejudice its right to collect Reinsurance Premiums, if any, and applicable interest as specified in Article 14.2, for the period during which such reinsurance was in force, through and including any notice period.

9.6 Rescission

If this Agreement is rescinded pursuant to Article 3.1, the parties agree to cooperate in good faith and use all reasonable efforts to return each party to an economic position that is substantially similar to the economic position it was in immediately prior to the date of this Agreement, after the satisfaction of which this Agreement shall be extinguished and neither party shall have any further liability to the other party hereunder.

9.7 Survival

All provisions of this Agreement will survive any termination of this Agreement to the extent necessary to carry out its purpose.

Article 10 – ERRORS AND OMISSIONS

Any unintentional or accidental failure to comply with the terms of this Agreement that can be shown to be the result of an oversight or clerical error relating to the administration of reinsurance by either party will not constitute a breach of this Agreement. Upon discovery, the error will be promptly corrected so that both parties are restored to the position they would have occupied had the oversight or clerical error not occurred. In the event a payment is corrected, the party receiving the payment shall be entitled to interest in accordance with Article 14.2. Should it not be possible to restore both parties to this position, the party responsible for the oversight or clerical error will be responsible for any resulting liabilities and expenses.

If Ceding Company has failed to cede reinsurance as provided under this Agreement or has failed to comply with reporting requirements with respect to business ceded hereunder, Reinsurer may require Ceding Company to audit its records for similar errors and take reasonable actions necessary to correct errors and avoid similar errors. Failing prompt correction, Reinsurer may limit its liability to the correctly reported Reinsured Policies.

Article 11 – DISPUTE RESOLUTION

11.1 Negotiation

Within fifteen (15) calendar days after Reinsurer or Ceding Company has given the other party written notification of a specific dispute arising out of or relating to this Agreement, each party will appoint a designated officer of its company to attempt to resolve such dispute. The officers will meet at a mutually agreeable location as soon as reasonably possible and as often as reasonably necessary in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the matter in dispute and will negotiate in good faith without the necessity of formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

If the officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, the dispute will be submitted to formal arbitration pursuant to Article 11.2, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

11.2 Arbitration

It is the intention of Reinsurer and Ceding Company that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters with the utmost good faith. However, if Reinsurer and Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, including, without limitation, the rights and obligations arising under, formation, interpretation, and/or validity of this Agreement, and the dispute cannot be resolved through the negotiation process, then, the dispute shall be submitted to arbitration in accordance with the provisions of this Article 11.2.

To initiate arbitration, either Ceding Company or Reinsurer will notify the other party by certified mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. Each party shall select an arbitrator within thirty (30) days of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator withing thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire withing thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

The arbitratrors and umpire shall all be disinterested, ARIAS-certified arbitrators, who are current or former executive officers of a life insurance or life reinsurance company other than the parties to this Agreement, their Affiliates or subsidiaries. The arbitrator shall be familiar with the prevailing customs and practices for reinsurance in the life insurance and life reinsurance industry in the United States.

Each arbitration hearing under this Agreement will be held on the dates set by the umpire in Topeka, Kansas or other mutually agreed upon location. As soon as possible, the arbitrator shall establish arbitration procedures as warranted by the facts and issues of the particular case. Notwithstanding

Article 14.19, the arbitration and this Article 11.2 shall be governed by Title 9 (Arbitration) of the United States Code.

The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the terms and conditions of this Agreement and the customs and practices of the insurance and reinsurance industries with a view to effecting the general purpose of the Agreement. The arbitration panel is released from judicial formalities and shall not be bound by strict interpretation of the law.

The decision of a majority of the arbitration panel shall be final and binding on both parties, except to the extent otherwise provided in the Federal Arbitration Act. The arbitration panel shall render its award in writing. Judgment upon the award may be entered in any court having jurisdiction, pursuant to the Federal Arbitration Act.

The parties agree that the federal courts in either party's state of domicile have jurisdiction to hear any matter relating to compelling arbitration or enforcing the judgment of an arbitral panel, and the parties hereby consent to such jurisdiction. Each party hereby waives, to the fullest extent permitted by law, any objection it may have to such venue, or any claim that a proceeding brought in federal court in either party's state of domicile has been brought in an inconvenient forum. In addition, Ceding Company and Reinsurer hereby consent to service of process out of such courts at the addresses set forth in Article 14.6.

Unless the arbitration panel decides otherwise, each party will bear the expense of its own arbitration activities, including the fees and expenses of its own arbitrator, and any outside attorney and witness fees. The parties will jointly bear an equal share of the fees and expenses of the umpire and of the other expenses of the arbitration.

11.3 Waiver of Trial by Jury

Reinsurer and Ceding Company hereby waive any and all rights to trial by jury in any matter arising out of or relating to this Agreement.

Article 12 – INSOLVENCY

A party to this Agreement will be deemed "insolvent" when: (a) a receiver, rehabilitator, conservator, liquidator or statutory successor is appointed; (b) it is adjudicated as bankrupt or insolvent; (c) it files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, rehabilitation, conservation or similar law or statute; or (d) it becomes the subject of an order of rehabilitation or an order of liquidation as defined by the insurance code of the jurisdiction of the party's domicile.

In the event of the insolvency of either party, the rights or remedies of this Agreement will remain in full force and effect.

In the event of the insolvency of Ceding Company, the following three paragraphs shall apply:

The reinsurance provided under this Agreement will be payable by Reinsurer directly to Ceding Company or to its liquidator, receiver, conservator, statutory successor, or other authorized representative on the basis of the reported claims allowed against Ceding Company by any court of competent jurisdiction or by the liquidator, receiver, conservator, statutory successor, or other authorized representative having authority to allow such claims, without diminution because of such insolvency, or because the liquidator, receiver, conservator, statutory successor, or other authorized representative failed to pay all or a portion of any claims. It is agreed, however, that the liquidator, receiver, conservator, statutory successor, or other authorized representative shall give prompt written notice to Reinsurer of the pendency of a claim against Ceding Company within a reasonable time after such claim is filed in the receivership, conservation, insolvency or liquidation proceeding and that during the lendency of such claim, Reinsurer may investigate such Claim and interpose, at its own expense, in the proceedings where the Claim is to be adjudicated, any defense or defenses which it may deem available to Ceding Company or its Authorized Representative. Under no circumstances shall Reinsurer have any obligation to the policy owner of any Reinsured Policy.

Reinsurer will be liable only for benefits reinsured as benefits become due under the terms of the Reinsured Policies and will not be or become liable for any amounts or reserves to be held by Ceding Company as to the Reinsured Policies or for any damages or payments resulting from the termination or restructuring of the Reinsured Policies that are not otherwise expressly covered by this Agreement.

The expense incurred by Reinsurer will be chargeable, subject to court approval, against Ceding Company as part of the expense of its insolvency proceedings to the extent of a proportionate share of the benefit which may accrue to Ceding Company solely as a result of the defense undertaken by Reinsurer. Where two or more reinsurers are involved in the same Claim and a majority in interest elect to interpose a defense to such Claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by Ceding Company.

Article 13 – REPRESENTATIONS, WARRANTIES AND COVENANTS

13.1 Representations and Warranties of Ceding Company

Ceding Company hereby represents and warrants to Reinsurer as follows:

(a) Organization and Qualification. Ceding Company is a corporation duly incorporated, validly existing and in good standing under the laws of Ceding Company's state of domicile and has all requisite corporate power and authority to operate its business as now conducted, and is duly qualified as a foreign corporation to do business, and, to the extent legally applicable, is in good standing, in each jurisdiction where the character of its owned, operated or leased properties or the nature of its activities makes such qualification necessary, except for failures to be so qualified or be in good standing that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on Ceding Company's ability to perform its obligations under this Agreement.

(b) Authorization. Ceding Company has all requisite corporate power to enter into, consummate the transactions contemplated by and carry out its obligations under, this Agreement. The execution and delivery by Ceding Company of this Agreement, and the consummation by Ceding Company of the transactions contemplated by, and the performance by Ceding Company of its obligations under, this Agreement have been duly authorized by all requisite corporate action on the part of Ceding Company. This Agreement has been duly executed and delivered by Ceding Company, and (assuming due authorization, execution and delivery by Reinsurer) this Agreement constitutes the legal, valid and binding obligation of Ceding Company, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws relating to or affecting creditors' rights generally.

(c) No Conflict. The execution, delivery and performance by Ceding Company of, and the consummation by Ceding Company of the transactions contemplated by, this Agreement do not and will not (i) violate or conflict with the organizational documents of Ceding Company, (ii) conflict with or violate any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any governmental authority applicable to Ceding Company or by which it or its properties or assets is bound or subject, or (iii) result in any breach of, or constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, acceleration or cancellation of, any agreement, lease, note, bond, loan or credit agreement, mortgage, indenture or other instrument, obligation or contract of any kind to which Ceding Company or any of its subsidiaries is a party or by which Ceding Company or any of its subsidiaries or any of their respective properties or assets is bound or affected, except, in the case of clause (iii), any such conflicts, violations, breaches, loss of contractual benefits, defaults or rights that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on Ceding Company's ability to perform its obligations under this Agreement.

(d) Factual Information Relating to the Reinsured Policies. The information relating to the business reinsured under this Agreement that was supplied by or on behalf of Ceding Company to

Reinsurer or any of Reinsurer's representatives in connection with this Agreement (such information, the "Factual Information"), as of the date supplied (or if later corrected or supplemented prior to the date hereof, as of the date corrected or supplemented), was true and correct in all material respects.

13.2 Covenants of Ceding Company

(a) Investigations. To the extent permitted by applicable law or regulation, Ceding Company will notify Reinsurer within five (5) Business Days after notice thereof, in writing, of any and all investigations of Ceding Company conducted by any federal or state governmental authority commencing after the date hereof, which relates in any way whatsoever to the business reinsured under this Agreement.

(b) Governmental Notices. Ceding Company shall provide Reinsurer, within five (5) Business Days after receipt thereof, copies of any written notice or report from any governmental authority that relates in any way whatsoever to the business reinsured under this Agreement and a written summary of any material oral communication with any governmental authority that relates in any way whatsoever to the business reinsured under this Agreement.

13.3 Representations and Warranties of Reinsurer

Reinsurer hereby represents and warrants to Ceding Company as follows:

(a) Organization and Qualification. Reinsurer is a corporation duly incorporated, validly existing and in good standing under the laws of Reinsurer's state of domicile and has all requisite corporate power and authority to operate its business as now conducted, and is duly qualified as a foreign corporation to do business, and, to the extent legally applicable, is in good standing, in each jurisdiction where the character of its owned, operated or leased properties or the nature of its activities makes such qualification necessary, except for failures to be so qualified or be in good standing that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on Reinsurer's ability to perform its obligations under this Agreement.

(b) Authorization. Reinsurer has all requisite corporate power to enter into, consummate the transactions contemplated by and carry out its obligations under, this Agreement. The execution and delivery by Reinsurer of this Agreement, and the consummation by Reinsurer of the transactions contemplated by, and the performance by Reinsurer of its obligations under, this Agreement have been duly authorized by all requisite corporate action on the part of Reinsurer. This Agreement has been duly executed and delivered by Reinsurer, and (assuming due authorization, execution and delivery by Ceding Company) this Agreement constitutes the legal, valid and binding obligation of Reinsurer, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws relating to or affecting creditors' rights generally.

(c) No Conflict. The execution, delivery and performance by Reinsurer of, and the consummation by Reinsurer of the transactions contemplated by, this Agreement do not and will not (i) violate

or conflict with the organizational documents of Reinsurer, (ii) conflict with or violate any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any governmental authority applicable to Reinsurer or by which it or its properties or assets is bound or subject, or (iii) result in any breach of, or constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, acceleration or cancellation of, any agreement, lease, note, bond, loan or credit agreement, mortgage, indenture or other instrument, obligation or contract of any kind to which Reinsurer or any of its subsidiaries is a party or by which Reinsurer or any of its subsidiaries or any of their respective properties or assets is bound or affected, except, in the case of clause (iii), any such conflicts, violations, breaches, loss of contractual benefits, defaults or rights that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on Reinsurer's ability to perform its obligations under this Agreement.

Article 14 – MISCELLANEOUS

14.1 Currency

All payments due under this Agreement will be made in U.S. Dollars.

14.2 Interest

All amounts due and payable by Ceding Company or Reinsurer under this Agreement that remain unpaid for more than fifteen (15) calendar days from the date due hereunder will incur interest from the date due hereunder. Except as otherwise set forth in this Agreement, such interest shall accrue at a rate equal to the greater of six percent (6%) or 300 basis points over LIBOR, calculated on a 30/360 basis.

14.3 Right of Setoff and Recoupment

Each of Ceding Company and Reinsurer shall have, and may exercise at any time and from time to time, the right to setoff or recoup any undisputed balance or balances, whether on account of Reinsurance Premiums, allowances, credits, Claims or otherwise, due from one party to the other under this Agreement and may setoff or recoup such balance or balances against any balance or balances due to the former from the latter under this Agreement.

The rights provided under this Article 14.3 are in addition to any rights of setoff that may exist at common law. The parties' setoff rights may be enforced notwithstanding any other provision of this Agreement including, without limitation, the provisions of Article 12.

14.4 No Third Party Beneficiaries

This Agreement is an indemnity reinsurance agreement solely between Ceding Company and Reinsurer. The acceptance of risks under this Agreement by Reinsurer will create no right or legal relation between Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy of Ceding Company. In addition, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement.

14.5 Amendment

This Agreement may not be changed or modified or in any way amended except by a written instrument duly executed by the proper officers of both parties to this Agreement and any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and duly executed by the proper officers of both parties to this Agreement.

14.6 Notices

All demands, notices, reports and other communications provided for herein shall be delivered by the following means: (i) hand delivery, (ii) overnight courier service (e.g., FedEx, Airborne Express, or DHL); (iii) registered or certified U.S. mail, postage prepaid and return receipt requested; or (iv) facsimile transmission or e-mail provided that the fax or e-mail is confirmed by delivery using one of the three

methods identified in clauses (i) through (iii). All such demands, notices, reports and other communications shall be delivered to the parties as follows:

if to Ceding Company:

American Life & Security Corporation
2900 South 70th Street, Suite 400
Lincoln, NE 68506
Attention: Mark A. Oliver, Chairman and CEO
Phone: 402-489-8266
Email: ______________________

with a copy to:

____
____
____
Attention: ______________________
Phone: ______________________
Email: ______________________

if to Reinsurer:

US Alliance Life and Security Company
4123 SW Gage Center Drive, Suite 240
Topeka, KS 66604
Attention: Jack H. Brier, Chairman and CEO
Phone: 785-228-0200
Email: ______________________

with a copy to:

____
____
____
Attention: ______________________
Phone: ______________________
Email: ______________________

Either party hereto may change the names or addresses where notice is to be given by providing notice to the other party of such change in accordance with this Article 14.6.

If either party hereto becomes aware of any change in applicable law restricting the transmission of notices or other information in accordance with the foregoing, such party shall notify the other party hereto of such change in law and such resulting restriction.

14.7 Consent to Jurisdiction

Subject to the terms and conditions of Article 11, Reinsurer (a) submits to the jurisdiction of any court of competent jurisdiction in the State of Nebraska for the adjudication of any issues arising out of this Agreement, (b) agrees to comply with all requirements necessary to give such court jurisdiction, and (c) will abide by the final decision of such court or of any appellate court in the event of an appeal. This Article 14.7 is not intended to conflict with or override Article 11.

14.8 Service of Process

Reinsurer hereby designates the Insurance Commissioner of the State of Nebraska as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of Ceding Company. A copy of any such process shall be delivered to Reinsurer in accordance with Article 14.6. This Article 14.8 is not intended to conflict with or override Article 7.

14.9 Inspection of Records

Provided that the requesting party is current on all amounts owing to the other party (other than amounts that are being disputed in accordance with the terms and conditions of this Agreement), upon giving at least five (5) Business Days' prior written notice, the requesting party, or its duly authorized representatives, will have the right to audit, examine and copy, during regular business hours, at the home office of the other party, any and all books, records, statements, correspondence, reports, and other documents that relate to the Reinsured Policies or this Agreement, subject to the confidentiality provisions contained in this Agreement. In the event the requesting party exercises its inspection rights, the other party must provide a reasonable work space for such audit, examination or copying, cooperate fully and faithfully, and produce any and all materials reasonably requested to be produced, subject to confidentiality provisions contained in this Agreement. The administrative expenses, including expenses relating to copying, phone, fax and providing work space to the requesting party shall be borne by the requesting party; provided that if any material breach of this Agreement by the other party has occurred, the expenses relating to all such inspections shall be borne by the non-breaching party.

The requesting party's right of access as specified above will survive until all of the requesting party's obligations under this Agreement have terminated or been fully discharged.

14.10 Confidentiality

The parties agree to keep confidential and not disclose or make competitive use of any shared Proprietary Information, unless: (a) the information becomes publicly available or is obtained other than through unauthorized disclosure by the party seeking to disclose or use such information; (b) the information is independently developed by the recipient; (c) the disclosure is required by law, provided that, if applicable, the party required to make such disclosure will allow the other party to seek an appropriate protective order.

In addition, Reinsurer agrees to protect the confidentiality and security of Non-Public Personal Information by: (a) holding all Non-Public Personal Information in strict confidence; (b) maintaining appropriate measures that are designed to protect the security, integrity and confidentiality of Non-Public Personal Information; and (c) disclosing and using Non-Public Personal Information received under this Agreement for purposes of carrying out Reinsurer's obligations under this Agreement, for purposes of retrocession, or as may be required or permitted by law.

14.11 Indemnification

Reinsurer shall indemnify Ceding Company against the Reinsured Liabilities strictly in accordance with the terms and conditions set forth in this Agreement.

14.12 Reinsurance Brokers

The parties acknowledge that no broker or finder has acted directly or indirectly for Ceding Company or Reinsurer, nor has Ceding Company or Reinsurer incurred any obligation to pay any brokerage or finder's fee or other commission, in connection with this Agreement and the transactions contemplated hereby.

14.13 Successors

This Agreement will be binding upon the parties hereto and their respective successors and assigns including any Authorized Representative of either party. Neither party may effect any novation of this Agreement without the other party's prior written consent.

14.14 Entire Agreement

This Agreement and the Schedules and Exhibits hereto constitute the entire agreement between the parties with respect to the Reinsured Policies hereunder and supersede any and all prior representations, warranties, prior agreements or understandings between the parties pertaining to the subject matter of this Agreement. There are no understandings between the parties other than as expressed in this Agreement and the Schedules and Exhibits hereto. In the event of any express conflict between this Agreement and the Schedules and Exhibits hereto, the Schedules and Exhibits hereto will control.

14.15 Severability

Determination that any provision of this Agreement is invalid or unenforceable will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

14.16 Construction

This Agreement will be construed and administered without regard to authorship and without any presumption or rule of construction in favor of either party. This Agreement is between sophisticated parties, each of which has reviewed this Agreement and is fully knowledgeable about its terms and conditions.

14.17 Non-Waiver

Neither the failure nor any delay on the part of Ceding Company or Reinsurer to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege shall preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. No waiver of

any right, remedy, power or privilege with respect to any occurrence shall be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. No prior transaction or dealing between the parties will establish any custom, sage or precedent waiving or modifying any provision of this Agreement. No waiver shall be effective unless it is in writing and signed by the party granting the waiver.

14.18 Further Assurances

From time to time, as and when requested by a party hereto, the other party hereto shall execute and deliver all such documents and instruments and shall take all actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

14.19 Governing Law

Subject to Article 11.2, this Agreement will be governed by and construed in accordance with the laws of the State of Nebraska without giving effect to any principles of conflicts of law thereof that are not mandatorily applicable by law and would permit or require the application of the laws of another jurisdiction.

14.20 Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. When this Agreement has been fully executed by Ceding Company and Reinsurer, it will become effective as of the Effective Date.

The parties hereto have caused this Agreement to be executed effective as of the Effective Date.

American Life & Security Corporation	US Alliance Life and Security Company
By: [signature] (signature)	By: [signature] (signature)
MARK A. OLIVER (print or type name)	JACK H. BRIER (print or type name)
Title: CEO	Title: PRESIDENT
Date: 9-29-17	Date: 9.29.17
Location: LINCOLN, NE	Location: TOPEKA, KANSAS
Attest: [signature] (signature)	Attest: [signature] (signature)
Title: VP + COO	Title: EVP & COO

Schedule A – Policies Reinsured

Active Policy Numbers as of June 30, 2017

5500100004	5500100115	5500100192	5500100273	5500103048	5500103144	8000100051
5500100005	5500100116	5500100193	5500100275	5500103049	5500103145	8000100052
5500100006	5500100118	5500100195	5500100276	5500103050	5500103146	8000100053
5500100007	5500100119	5500100197	5500100277	5500103051	5500103147	8000100055
5500100011	5500100123	5500100198	5500100278	5500103052	5500103148	8000100056
5500100012	5500100125	5500100199	5500100279	5500103054	5500103151	8000100059
5500100013	5500100127	5500100200	5500100280	5500103059	5500103152	8000100061
5500100014	5500100128	5500100201	5500100284	5500103060	5500103153	8000100062
5500100017	5500100129	5500100202	5500100285	5500103061	5500103155	8000100067
5500100021	5500100130	5500100203	5500100286	5500103063	5500103156	8000100068
5500100022	5500100132	5500100204	5500100287	5500103064	5500103158	8000100073
5500100028	5500100133	5500100205	5500100288	5500103068	5500103161	8000100074
5500100030	5500100135	5500100206	5500100289	5500103069	8000100003	8000100075
5500100034	5500100136	5500100207	5500100290	5500103070	8000100004	8000100077
5500100035	5500100137	5500100208	5500100291	5500103071	8000100006	8000100078
5500100041	5500100139	5500100209	5500100293	5500103073	8000100007	8000100079
5500100044	5500100143	5500100210	5500100294	5500103074	8000100008	8000100080
5500100045	5500100144	5500100211	5500100295	5500103075	8000100009	8000100081
5500100046	5500100145	5500100213	5500100296	5500103076	8000100010	8000100082
5500100048	5500100146	5500100214	5500100297	5500103077	8000100011	8000100083
5500100049	5500100147	5500100215	5500100298	5500103078	8000100012	8000100084
5500100052	5500100150	5500100222	5500100299	5500103079	8000100013	8000100090
5500100053	5500100151	5500100223	5500100301	5500103080	8000100014	8000100091
5500100057	5500100152	5500100224	5500100302	5500103082	8000100015	8000100092
5500100058	5500100156	5500100225	5500100303	5500103083	8000100016	8000100093
5500100063	5500100157	5500100231	5500100309	5500103084	8000100017	8000100094
5500100064	5500100158	5500100232	5500100310	5500103085	8000100018	8000100095
5500100071	5500100159	5500100233	5500103003	5500103087	8000100019	8000100096
5500100073	5500100160	5500100234	5500103004	5500103088	8000100020	8000100097
5500100074	5500100161	5500100235	5500103005	5500103089	8000100022	8000100098
5500100075	5500100162	5500100236	5500103006	5500103090	8000100023	8000100100
5500100076	5500100163	5500100237	5500103007	5500103091	8000100024	8000100101
5500100077	5500100164	5500100239	5500103008	5500103092	8000100028	8000100102
5500100078	5500100166	5500100240	5500103010	5500103093	8000100029	8000100107
5500100084	5500100167	5500100243	5500103011	5500103094	8000100030	8000100108
5500100090	5500100170	5500100246	5500103012	5500103100	8000100032	8000100109
5500100091	5500100171	5500100247	5500103014	5500103101	8000100033	8000100110
5500100095	5500100172	5500100249	5500103020	5500103103	8000100034	8000100115
5500100096	5500100173	5500100250	5500103021	5500103104	8000100035	8000100116
5500100097	5500100175	5500100251	5500103022	5500103108	8000100036	8000100117
5500100098	5500100176	5500100253	5500103023	5500103116	8000100037	8000100118
5500100099	5500100179	5500100254	5500103029	5500103117	8000100038	8000100121
5500100101	5500100181	5500100258	5500103031	5500103121	8000100039	8000100123
5500100102	5500100182	5500100259	5500103032	5500103124	8000100040	8000100127
5500100103	5500100183	5500100260	5500103033	5500103127	8000100041	8000100128
5500100106	5500100184	5500100262	5500103034	5500103133	8000100042	8000100129
5500100107	5500100186	5500100263	5500103037	5500103134	8000100043	8000100130
5500100108	5500100187	5500100269	5500103040	5500103138	8000100044	8000100131
5500100113	5500100188	5500100270	5500103042	5500103142	8000100048	8000100138
5500100114	5500100189	5500100272	5500103044	5500103143	8000100050	8000100139

Active Policy Numbers as of June 30, 2017

8000100140	8000100238	8000100329	8000100400	8000100489	8000100577	8000100665
8000100146	8000100239	8000100330	8000100401	8000100490	8000100578	8000100666
8000100147	8000100241	8000100331	8000100402	8000100491	8000100579	8000100667
8000100148	8000100242	8000100332	8000100403	8000100492	8000100581	8000100670
8000100149	8000100243	8000100333	8000100404	8000100493	8000100588	8000100671
8000100150	8000100244	8000100334	8000100405	8000100494	8000100589	8000100672
8000100151	8000100247	8000100335	8000100406	8000100498	8000100591	8000100673
8000100152	8000100254	8000100336	8000100407	8000100501	8000100592	8000100674
8000100153	8000100255	8000100342	8000100408	8000100502	8000100594	8000100677
8000100154	8000100256	8000100343	8000100412	8000100503	8000100595	8000100680
8000100155	8000100257	8000100344	8000100417	8000100504	8000100596	8000100681
8000100156	8000100260	8000100345	8000100418	8000100505	8000100597	8000100682
8000100157	8000100261	8000100346	8000100422	8000100506	8000100598	8000100683
8000100162	8000100265	8000100347	8000100428	8000100507	8000100599	8000100684
8000100163	8000100270	8000100348	8000100429	8000100508	8000100600	8000100685
8000100165	8000100271	8000100350	8000100437	8000100509	8000100601	8000100686
8000100168	8000100273	8000100354	8000100438	8000100510	8000100602	8000100687
8000100180	8000100274	8000100356	8000100439	8000100512	8000100603	8000100697
8000100183	8000100275	8000100360	8000100443	8000100514	8000100604	8000100698
8000100188	8000100276	8000100361	8000100445	8000100516	8000100605	8000100699
8000100189	8000100277	8000100362	8000100446	8000100517	8000100606	8000100700
8000100190	8000100278	8000100365	8000100447	8000100521	8000100612	8000100701
8000100193	8000100279	8000100366	8000100448	8000100524	8000100613	8000100702
8000100194	8000100280	8000100367	8000100449	8000100528	8000100614	8000100703
8000100195	8000100282	8000100368	8000100450	8000100531	8000100615	8000100705
8000100196	8000100286	8000100369	8000100451	8000100533	8000100624	8000100706
8000100198	8000100287	8000100370	8000100456	8000100536	8000100625	8000100709
8000100199	8000100288	8000100372	8000100457	8000100540	8000100635	8000100710
8000100210	8000100295	8000100373	8000100458	8000100541	8000100636	8000100711
8000100211	8000100296	8000100374	8000100459	8000100542	8000100637	8000100712
8000100212	8000100297	8000100375	8000100460	8000100543	8000100638	8000100713
8000100213	8000100298	8000100376	8000100461	8000100544	8000100639	8000100714
8000100214	8000100299	8000100377	8000100462	8000100545	8000100641	8000100715
8000100215	8000100300	8000100378	8000100463	8000100546	8000100642	8000100720
8000100218	8000100302	8000100379	8000100464	8000100547	8000100643	8000100721
8000100219	8000100303	8000100380	8000100465	8000100548	8000100644	8000100722
8000100220	8000100304	8000100381	8000100466	8000100551	8000100645	8000100723
8000100221	8000100305	8000100383	8000100467	8000100553	8000100646	8000100724
8000100222	8000100307	8000100385	8000100470	8000100555	8000100647	8000100725
8000100223	8000100309	8000100387	8000100471	8000100557	8000100648	8000100727
8000100224	8000100311	8000100388	8000100473	8000100558	8000100650	8000100729
8000100225	8000100312	8000100389	8000100474	8000100559	8000100651	8000100730
8000100226	8000100313	8000100390	8000100476	8000100560	8000100652	8000100731
8000100228	8000100314	8000100391	8000100477	8000100561	8000100653	8000100732
8000100229	8000100318	8000100392	8000100478	8000100563	8000100654	8000100735
8000100231	8000100323	8000100393	8000100479	8000100564	8000100655	8000100736
8000100232	8000100325	8000100394	8000100480	8000100567	8000100656	8000100738
8000100233	8000100326	8000100395	8000100481	8000100574	8000100657	8000100739
8000100234	8000100327	8000100397	8000100482	8000100575	8000100658	8000100740
8000100237	8000100328	8000100398	8000100483	8000100576	8000100664	8000100741

Active Policy Numbers as of June 30, 2017

8000100743	8000100826	8000100919	8000101011	8000101124	8000101235	8000101326
8000100744	8000100829	8000100920	8000101012	8000101127	8000101242	8000101328
8000100745	8000100830	8000100921	8000101013	8000101134	8000101243	8000101331
8000100746	8000100832	8000100924	8000101014	8000101135	8000101245	8000101332
8000100747	8000100833	8000100925	8000101015	8000101136	8000101247	8000101333
8000100748	8000100834	8000100928	8000101017	8000101141	8000101248	8000101334
8000100749	8000100840	8000100929	8000101019	8000101143	8000101252	8000101335
8000100750	8000100841	8000100933	8000101020	8000101144	8000101254	8000101336
8000100751	8000100842	8000100939	8000101021	8000101145	8000101256	8000101339
8000100756	8000100843	8000100940	8000101022	8000101147	8000101257	8000101340
8000100757	8000100844	8000100941	8000101023	8000101149	8000101259	8000101343
8000100760	8000100845	8000100942	8000101025	8000101150	8000101261	8000101344
8000100761	8000100846	8000100943	8000101026	8000101151	8000101262	8000101345
8000100762	8000100847	8000100944	8000101032	8000101155	8000101263	8000101346
8000100763	8000100848	8000100945	8000101034	8000101156	8000101265	8000101357
8000100765	8000100849	8000100946	8000101035	8000101157	8000101267	8000101358
8000100766	8000100850	8000100948	8000101036	8000101158	8000101268	8000101359
8000100771	8000100851	8000100949	8000101037	8000101159	8000101274	8000101360
8000100772	8000100852	8000100950	8000101038	8000101161	8000101275	8000101361
8000100774	8000100853	8000100951	8000101039	8000101162	8000101276	8000101362
8000100779	8000100854	8000100957	8000101045	8000101163	8000101277	8000101363
8000100780	8000100857	8000100958	8000101046	8000101167	8000101279	8000101366
8000100781	8000100858	8000100959	8000101048	8000101172	8000101281	8000101367
8000100782	8000100860	8000100962	8000101049	8000101173	8000101282	8000101368
8000100783	8000100863	8000100968	8000101050	8000101174	8000101283	8000101369
8000100788	8000100864	8000100969	8000101055	8000101175	8000101286	8000101370
8000100789	8000100865	8000100970	8000101056	8000101179	8000101287	8000101371
8000100790	8000100868	8000100973	8000101057	8000101180	8000101289	8000101375
8000100798	8000100869	8000100974	8000101058	8000101181	8000101292	8000101376
8000100799	8000100870	8000100975	8000101061	8000101182	8000101293	8000101379
8000100800	8000100872	8000100976	8000101062	8000101185	8000101294	8000101380
8000100801	8000100873	8000100977	8000101063	8000101189	8000101295	8000101382
8000100802	8000100874	8000100983	8000101101	8000101192	8000101296	8000101383
8000100803	8000100883	8000100984	8000101105	8000101193	8000101298	8000101386
8000100804	8000100886	8000100985	8000101106	8000101198	8000101301	8000101393
8000100806	8000100887	8000100986	8000101107	8000101200	8000101302	8000101394
8000100809	8000100888	8000100988	8000101108	8000101202	8000101303	8000101395
8000100810	8000100889	8000100994	8000101109	8000101204	8000101304	8000101397
8000100811	8000100890	8000100995	8000101110	8000101210	8000101305	8000101398
8000100813	8000100891	8000100996	8000101111	8000101211	8000101306	8000101399
8000100814	8000100899	8000100997	8000101112	8000101213	8000101307	8000101409
8000100817	8000100904	8000100998	8000101113	8000101214	8000101309	8000101410
8000100818	8000100905	8000101000	8000101114	8000101215	8000101313	8000101413
8000100819	8000100907	8000101001	8000101115	8000101216	8000101314	8000101414
8000100820	8000100910	8000101002	8000101116	8000101217	8000101316	8000101415
8000100821	8000100913	8000101003	8000101117	8000101223	8000101321	8000101417
8000100822	8000100914	8000101004	8000101118	8000101224	8000101322	8000101418
8000100823	8000100915	8000101005	8000101119	8000101232	8000101323	8000101421
8000100824	8000100916	8000101006	8000101120	8000101233	8000101324	8000101426
8000100825	8000100918	8000101008	8000101122	8000101234	8000101325	8000101427

Active Policy Numbers as of June 30, 2017

8000101428	8000101535	8000101630	8000101706
8000101429	8000101542	8000101631	8000101707
8000101434	8000101543	8000101632	8000101708
8000101439	8000101546	8000101633	8000101711
8000101440	8000101547	8000101634	8000101714
8000101441	8000101549	8000101635	8000101715
8000101446	8000101551	8000101636	8000101716
8000101450	8000101552	8000101638	8000101717
8000101451	8000101555	8000101639	8000101718
8000101452	8000101556	8000101640	8000101719
8000101454	8000101560	8000101642	8000101720
8000101455	8000101563	8000101643	8000101721
8000101456	8000101564	8000101646	8000101722
8000101457	8000101565	8000101648	
8000101460	8000101568	8000101649	
8000101462	8000101569	8000101655	
8000101463	8000101570	8000101656	
8000101464	8000101577	8000101657	
8000101465	8000101578	8000101658	
8000101466	8000101579	8000101659	
8000101468	8000101580	8000101660	
8000101469	8000101581	8000101663	
8000101470	8000101590	8000101664	
8000101471	8000101593	8000101665	
8000101472	8000101597	8000101668	
8000101473	8000101600	8000101669	
8000101475	8000101601	8000101670	
8000101477	8000101602	8000101671	
8000101478	8000101603	8000101673	
8000101481	8000101604	8000101674	
8000101483	8000101605	8000101675	
8000101484	8000101606	8000101676	
8000101485	8000101609	8000101677	
8000101486	8000101610	8000101680	
8000101487	8000101611	8000101681	
8000101489	8000101614	8000101682	
8000101490	8000101615	8000101683	
8000101497	8000101616	8000101685	
8000101498	8000101617	8000101686	
8000101501	8000101618	8000101690	
8000101504	8000101619	8000101691	
8000101508	8000101620	8000101695	
8000101514	8000101621	8000101696	
8000101515	8000101622	8000101698	
8000101516	8000101623	8000101699	
8000101517	8000101624	8000101700	
8000101519	8000101626	8000101701	
8000101520	8000101627	8000101703	
8000101521	8000101628	8000101704	
8000101533	8000101629	8000101705	

Orphaned Annuity Riders Associated with Inactive Policy Numbers as of June 30, 2017

5500100027
5500100067
5500100216
5500100226
5500100227
5500100308
8000100099
8000100104
8000100105
8000100135
8000100172
8000100181
8000100209
8000100240
8000100262
8000100264
8000100371
8000100423
8000100424
8000100496
8000100497
8000100515
8000100532
8000100580
8000100755
8000100758
8000100805
8000100926
8000100934
8000100989
8000100990
8000100991
8000101027
8000101028
8000101178
8000101186
8000101222
8000101236
8000101319
8000101320
8000101404
8000101405
8000101453
8000101532
8000101607
8000101608

Exhibit A – Monthly Accounting Report